UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 2, 2011

Daktronics, Inc.
(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or other jurisdiction	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD  57006
(Address of principal executive office) (zip code)

(605) 692-0200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Section 7 – Regulation FD

Item 7.01     Regulation FD Disclosure

On June 2, 2011, Daktronics, Inc. (NASDAQ – DAKT) issued a press release announcing the declaration of a dividend which is attached hereto as Exhibit 99.1 and furnished pursuant to Item 7.01, Regulation FD Disclosure.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits:

(d)  Exhibits.

99.1 Press Release furnished pursuant to Item 7.01

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ William R. Retterath
William R. Retterath, Chief Financial Officer
Date: June 2, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release furnished pursuant to Item 7.01